                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) July 6, 2006
                                                           ------------

                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
               (Exact name of registrant as specified in charter)

         New York                  0-3319                     13-1784308
         --------                  ------                     ----------
(State or other jurisdiction     (Commission                 (IRS Employer
      of incorporation)          File Number)                Identification No.)

         One Commerce Park, Valhalla, NY                       10595
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         (Address of Principal Executive Offices)            (Zip Code)

        Registrant's telephone number, including area code (914) 686-3650
                                                           --------------

         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On July 6, 2006, the registrant entered into an amendment ("Amendment
No. 2") to that certain loan and security agreement by and among the registrant,
RFI Corporation, Del Medical Imaging Corp. (the "Borrowers") and North Fork
Business Capital Corporation (the "Lender") dated as of August 1, 2005 (the
"Loan and Security Agreement"). A copy of Amendment No. 2 to the Loan and
Security Agreement is attached hereto as EXHIBIT 99.01 and incorporated herein by reference. The following summary of Amendment No. 2 to the Loan and Security
Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the actual text of such agreement. The terms of the
Loan and Security Agreement were amended to provide that (i) no payments shall be made by the Borrowers to the Sinking Fund Reserve (as defined in the Loan and
Security Agreement) for the period from June 1, 2006 through September 30, 2006 and (ii) it shall be an Event of Default (as defined in the Loan and Security
Agreement) if the Borrowers fail to receive, by October 31, 2006, a dividend in the amount of $1,500,000, from its subsidiary, Villa Sistemi (the "Villa Sistemi
Dividend"), which Villa Sistemi Dividend shall constitute Collections (as defined in the Loan and Security Agreement) and shall be deposited into the
Blocked Account (as defined in the Loan and Security Agreement).

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Businesses Acquired.

             Not Applicable

         (b) Pro Forma Financial Information.

             Not Applicable

         (c) Shell Company Transactions.

             Not Applicable

         (d) Exhibits.

             99.01    Amendment No. 2 dated as of June 30, 2006 to the Loan and
                      Security Agreement by and among the registrant, RFI
                      Corporation, Del Medical Imaging Corp. and North Fork
                      Business Capital Corporation, dated as of August 1, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DEL GLOBAL TECHNOLOGIES CORP.
                                            -----------------------------
                                                    (Registrant)

Date:    July 6, 2006
                                            By: /s/ Mark A. Koch
                                                --------------------------------
                                                Mark A. Koch
                                                Principal Accounting Officer and
                                                Treasurer

                                  EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------
99.01                 Amendment No. 2 dated as of June 30, 2006 to the Loan and
                      Security Agreement by and among the registrant, RFI
                      Corporation, Del Medical Imaging Corp. and North Fork
                      Business Capital Corporation, dated as of August 1, 2005.